FORM 8-K

                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):  March 15, 1995
                                                                ---------------


                                TELEPHONE AND DATA SYSTEMS, INC.
                                --------------------------------
                  (Exact name of registrant as specified in its charter)


        Iowa                           1-8251                        36-2669023
        ----                           ------                        ----------
    (State or other                  (Commission                   (IRS Employer
    jurisdiction of                  File Number)                 Identification
    incorporation)                                                      No.)


     30 North LaSalle Street, Chicago, Illinois                        60603
    -------------------------------------------                      -----------
      (Address of principal executive offices)                      (Zip Code)

    Registrant's telephone number, including area code:  (312) 630-1900


                                   Not Applicable
                                  ---------------
             (Former name or former address, if changed since last report)


                 The Exhibit Index is Located on Page 4 of 8 Total Pages.

    Item 5.   Other Events.
              -------------

          On March 14, 1995, the Company announced that a preliminary settlement has been reached with a group of Wisconsin telephone companies (the "Settlement Group") involved in a proceeding initiated by the Federal Communications Commission ("FCC") and that a definitive settlement agreement has been reached with BellSouth Mobility Inc with respect to the same proceeding (and certain other litigation between the parties). Pending the negotiation of a definitive agreement with the Settlement Group, the judge postponed the scheduled start of the hearing. The hearing was to determine whether United States Cellular Corporation misrepresented facts to, lacked candor in its dealings with, or attempted to mislead the FCC in the La Star matter previously reported and to determine if TDS possessed the requisite character qualifications to retain its cellular license for Wisconsin Rural Service Area 8.

          Also on March 14, 1995, the Company announced that on March 13, 1995, its wholly owned subsidiary, American Portable Telecommunications, Inc., was the successful bidder for eight broadband Personal Communications Services ("PCS") licenses at auction conducted by the FCC. The licenses cover the Major Trading Areas ("MTAs") of Minneapolis-St. Paul, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City, Columbus, Alaska and Guam-N. Mariana Islands, and account for 27.9 million 1994 population equivalents ("pops").

          This Current Report on Form 8-K is being filed for the purpose of filing the Press Releases issued by the Company relating to such announcements as exhibits.


    Item 7.     Financial Statements and Exhibits
                ---------------------------------

    (c)   Exhibits
          --------

          The exhibits accompanying this report are listed in the accompanying
    Exhibit Index.




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

                                    SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




    Telephone and Data Systems, Inc.
    (Registrant)

    Date: March 15, 1995


    By:  /s/  GREGORY J. WILKINSON
        -----------------------------------------
    Gregory J. Wilkinson
    Vice President and Controller
    (principal accounting officer)










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
                                  EXHIBIT INDEX


  Exhibit Number       Description of Exhibit      Sequentially Numbered Page

       99.1             Press Release dated                     5
                        March 14, 1995

       99.2             Press Release dated                     7
                        March 14, 1995










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